T:\flh\series\10F-3NatResource.doc

For the fiscal period ended (s) 12/31/97
File number 811-3623

                         SUB-ITEM 77-0

                         EXHIBITS

          Transactions Effected Pursuant to Rule
10f-3

I.   Natural Resources Portfolio

1.   Name of Issuer
     Cal Dive International

2.   Date of Purchase
     7/1/97

3.   Number of Securities Purchased
     56,300

4.   Dollar Amount of Purchase
     $844,500

5.   Price Per Unit
     $15.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
     Schroder Wertheim & C0

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER
Schroder & Co. Inc.
Raymond James & Associates, Inc.
Simmons & Company International
Credit Suisse First Boston Corporation
Dillon, Read & Co. Inc.
Donaldson,    Lufkin   &   Jenrette   Securities
Corporation
Lehman Brothers Inc.
Merrill   Lynch,   Pierce,   Fenner   &    Smith
Incorporated
Morgan Stanley & Co. Incorporated
PaineWebber Incorporated
Prudential Securities Incorporated
Salomon Brothers Inc.
Smith Barney Inc.
Robert W. Baird & Co Incorporated
Brean Murray & Co., Inc.
Dain Bosworth Incorporated
Hanifen, Imhoff Inc.
Janney Montgomery Scott Inc.
Jefferies & Company
Johnson Rice & Company L.L.C.
Petrie Parkman & Co.
Piper Jaffray Inc.
Principal Financial Securities, Inc.
Rauscher Pierce Refsnes, Inc.
Sanders Morris Mundy Inc.
Southcoast Capital Corp.
Van Kasper & Company


For the fiscal period ended (s) 12/31/97
File number 811-3623

                         SUB-ITEM 77-0

                         EXHIBITS

          Transactions Effected Pursuant to Rule
10f-3

I.   Natural Resources Portfolio

1.   Name of Issuer
     Friede Goldman International

2.   Date of Purchase
     7/21/97

3.   Number of Securities Purchased
     50,800

4.   Dollar Amount of Purchase
     $863,600

5.   Price Per Unit
     $17.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
     Jefferies & Co

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

EXHIBIT A

Jefferies & Company, Inc.
Bear, Stearns & Co. Inc.
Johnson Rice & Company L.L.C.


For the fiscal period ended (s) 12/31/97
File number 811-3623

                         SUB-ITEM 77-0

                         EXHIBITS

          Transactions Effected Pursuant to Rule
10f-3

I.   Natural Resources Portfolio

1.   Name of Issuer
     Transcoastal Marine Svcs

2.   Date of Purchase
     10/30/97

3.   Number of Securities Purchased
     15,000

4.   Dollar Amount of Purchase
     $270,000

5.   Price Per Unit
     $18.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
     Jefferies

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER
Jefferies & Company, Inc.
Johnson Rice & Company L.L.C.
Bear, Stearns & Co. Inc.
Credit Lyonnais Securities (USA) Inc.
A.G. Edwards & Sons, Inc.
Furman Selz LLC
Lazard Freres & Co. LLC
Oppenheimer & Co., Inc.
Prudential Securities Incorporated
Salomon Brothers Inc.
Schroder & Co. Inc.
Smith Barney Inc.
First of Michigan Corporation
Gaines, Berland Inc.
Ladenburg, Thalmann & Co. Inc.
Morgan Keegan & Company, Incoporated
Nesbitt Burns Securities Inc.
Rauscher Pierce Refsnes, Inc.
Raymond James & Associates, Inc.
Rodman & Renshaw, Inc.
Sanders Morris Mundy Inc.
Simmons & Company International
Sutro & Co. Incorporated
Van Kasper & Company


For the fiscal period ended (s) 12/31/97
File number 811-3623

                         SUB-ITEM 77-0

                         EXHIBITS

          Transactions Effected Pursuant to Rule
10f-3

I.   Natural Resources Portfolio

1.   Name of Issuer
     IRI Int'l Corp

2.   Date of Purchase
     11/13/97

3.   Number of Securities Purchased
     9500

4.   Dollar Amount of Purchase
     $171,000

5.   Price Per Unit
     $18.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
     Lehman

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER
Lehman Brothers Inc.
Howard, Weil, Labouisse, Friedrichs Incorporated
Prudential Securities Incorporated
Credit Lyonnais Securities (USA) Inc.
Bear, Stearns & Co. Inc.
CIBC Oppenheimer Corp.
Credit Suisse First Boston Corporation
Donaldson,    Lufkin   &   Jenrette   Securities
Corporation
Goldman, Sachs & Co.
Merrill   Lynch,   Pierce,   Fenner   &    Smith
Incorporated
Morgan Stanley & Co. Incorporated
Salomon Brothers Inc.
SBC Warburg Dillon Read Inc.
Schroder & Co.
Jefferies & Company, Inc.
Legg Mason Wood Walker Inc.
LoewenBaum & Company, Inc.
Petrie Parkman & Co., Inc.
Rauscher Pierce Refsnes, Inc.
Raymond James & Associates, Inc.
Sanders Morris Mundy Inc.
Sands Brothers & Co., Ltd.
Simmons & Company International
Stephens Inc.